Exhibit 7.01




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                          AGREEMENT AND PLAN OF MERGER


                                      AMONG


                     THE SOFTWARE DEVELOPER'S COMPANY, INC.,

                             ISC ACQUISITION CORP.,

                         INTERNET SECURITY CORPORATION,

                                       AND

                                RICHARD KOSINSKI


                          DATED AS OF OCTOBER 17, 1995




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

                                TABLE OF CONTENTS
                                                                                                                     Page

ARTICLE 1..........................................................................................................   2
         1.1. Definitions..........................................................................................   2

ARTICLE 2..........................................................................................................   3
         2.1 The Merger............................................................................................   3
         2.2 Effective Time........................................................................................   4
         2.3 SDC Common Stock......................................................................................   4
         2.4 Conversion and Exchange of Shares.....................................................................   4
         2.5 Fractional Shares.....................................................................................   5
         2.6 Articles of Incorporation.............................................................................   5
         2.7 Bylaws................................................................................................   5
         2.8 Directors and Officers................................................................................   5
         2.9 Subsequent Actions....................................................................................   5

ARTICLE 3..........................................................................................................   5
         3.1 Closing...............................................................................................   5
         3.2 Transactions on the Closing Date......................................................................   5
         3.3 Termination...........................................................................................   6

ARTICLE 4..........................................................................................................   6
         4.1 Organization of ISC; Power and Authority..............................................................   7
         4.2 Ability to Carry Out the Agreement....................................................................   7
         4.3 Capitalization of ISC; Ownership; Investment..........................................................   7
         4.4 Financial Statements; Liabilities.....................................................................   7
         4.5 Conduct of Business and Absence of Material Adverse Changes...........................................   8
         4.6 Title to Tangible Personal Properties; Absence of Liens...............................................   8
         4.7 Litigation............................................................................................   8
         4.8 Compliance with Law...................................................................................   9
         4.9 Contracts.............................................................................................   9
         4.10 Brokers and Intermediaries...........................................................................   9
         4.11 Tax Matters..........................................................................................   9
         4.12 Employee Benefits....................................................................................  10
         4.13 Insurance............................................................................................  10
         4.14 Intellectual Property................................................................................  10
         4.15 Bank Accounts........................................................................................  11
         4.16 Consultants and Employees............................................................................  11
         4.17 Labor Relations; Employees...........................................................................  12
         4.18 Transactions with Related Parties....................................................................  12
         4.19 Real Property........................................................................................  12
         4.20 Consents.............................................................................................  12
         4.21 Disclosure...........................................................................................  12

ARTICLE 5..........................................................................................................  13


         5.1 Organization and Authority of the Acquirors...........................................................  13
         5.2 Ability to Carry Out the Agreement....................................................................  13
         5.3 Capitalization........................................................................................  13
         5.4 Brokers and Intermediaries............................................................................  13
         5.5 Securities Law Filings................................................................................  13
         5.6 Conduct of Business and Absence of Material Adverse Changes...........................................  14
         5.7 Title to Tangible Personal Properties; Absence of Liens...............................................  14
         5.8 Litigation............................................................................................  14
         5.9 Compliance with Law...................................................................................  14
         5.10 Tax Matters..........................................................................................  14
         5.11 Intellectual Property................................................................................  15
         5.12 Disclosure...........................................................................................  15
         5.13 Liabilities of ISC Acquisition.......................................................................  15

ARTICLE 6..........................................................................................................  15
         6.1 Full Access...........................................................................................  15
         6.2 Regulatory Filings; Consents..........................................................................  15
         6.3 Conduct of Business...................................................................................  16
         6.4 Confidentiality.......................................................................................  16
         6.5 Announcement..........................................................................................  17
         6.6 Efforts...............................................................................................  17
         6.7 Discussion With Others................................................................................  17
         6.8 Tax Covenant..........................................................................................  17
         6.9 Cooperation in Litigation.............................................................................  17
         6.10 Stock Transfer Restrictions..........................................................................  17
         6.11 Pooling Treatment Covenant...........................................................................  18

ARTICLE 7..........................................................................................................  18
         7.1 Representations and Warranties........................................................................  18
         7.2 Agreements............................................................................................  18
         7.3 Performance Certificates..............................................................................  18
         7.4 No Injunction.........................................................................................  18
         7.5 No Violation..........................................................................................  18
         7.6 Consents..............................................................................................  19
         7.7 Opinions of Counsel...................................................................................  19
         7.8 Tax-Free Reorganization...............................................................................  19
         7.9 Due Diligence.........................................................................................  19
         7.10 Stockholder Approval.................................................................................  19
         7.11 Employment Agreement.................................................................................  19
         7.12 No Adverse Change....................................................................................  19
         7.13 Confidentiality and Non-Disclosure Agreements........................................................  19
         7.14 Resignations.........................................................................................  20
         7.15 No Proceedings.......................................................................................  20
         7.16 Opinion of Coopers & Lybrand.........................................................................  20
         7.17 ISC Common Stock.....................................................................................  20


         7.18 Securities Filings...................................................................................  20
         7.19 Distribution.........................................................................................  20
         7.20 Miscellaneous Closing Deliveries.....................................................................  20

ARTICLE 8..........................................................................................................  21
         8.1 Survival of Representations and Warranties............................................................  21
         8.2 Survival of Covenants and Agreements..................................................................  21

ARTICLE 9..........................................................................................................  21
         9.1 Indemnification of SDC................................................................................  21
         9.2 Indemnification of Exchanging Stockholder.............................................................  23
         9.3 Remedies..............................................................................................  24
         9.4 Survival..............................................................................................  24
         9.5 Holdback..............................................................................................  24
         9.6 Holdback Termination..................................................................................  24
         9.7 Assertion of Claims Against Holdback..................................................................  25
         9.8 Resolution of Conflicts; Arbitration..................................................................  25
         9.9 Beneficial Interest...................................................................................  26
         9.10 Limitation on Liability..............................................................................  26

ARTICLE 10.........................................................................................................  27
         10.1 Further Assurances...................................................................................  27
         10.2 Expenses.............................................................................................  27
         10.3 Applicable Law.......................................................................................  27
         10.4 Notices..............................................................................................  27
         10.5 Entire Agreement.....................................................................................  27
         10.6 Amendments...........................................................................................  28
         10.7 Counterparts.........................................................................................  28
         10.8 Parties in Interest; Assignment......................................................................  28
         10.9 Severability; Enforcement............................................................................  28
         10.10 Waiver..............................................................................................  28
         10.11 Incorporation of Exhibits and Schedules.............................................................  28
         10.12 Construction........................................................................................  28

EXHIBITS AND SCHEDULES

Exhibit A                  ISC Shares
Exhibit B                  Form of Articles of Merger (MA)
Exhibit C                  ISC Financial Statements
Exhibit D                  Form of Legal Opinion of Testa, Hurwitz & Thibeault (Intentionally Omitted)
Exhibit E                  Form of Kosinski Employment Agreement
Exhibit F                  Form of Legal Opinion of Goulston & Storrs (Intentionally Omitted)
Exhibit G                  Form of Non-Disclosure Agreement
Exhibit H                  Registration Rights for the Merger Shares

Disclosure Schedules.

                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER (the "AGREEMENT") is made and entered into as of October 17, 1995, by and among THE SOFTWARE DEVELOPER'S COMPANY, INC., a Delaware corporation ("SDC" or the "COMPANY"); ISC ACQUISITION CORP., a Massachusetts corporation and a wholly-owned subsidiary of SDC ("ISC ACQUISITION"); INTERNET SECURITY CORPORATION, a Massachusetts corporation ("ISC"); and RICHARD KOSINSKI, the founder and sole stockholder of ISC (the "EXCHANGING STOCKHOLDER"). (SDC and ISC Acquisition shall sometimes collectively be referred to as the "ACQUIRORS" and individually as an "ACQUIROR"; ISC and the Exchanging Stockholder shall sometimes collectively be referred to as the "TRANSFERORS" and individually as a "TRANSFEROR"; and ISC Acquisition and ISC shall sometimes collectively be referred to as the "CONSTITUENT CORPORATIONS" and individually as a "CONSTITUENT CORPORATION".)

                              W I T N E S S E T H:

         WHEREAS, ISC is a Massachusetts corporation with authorized capital stock of 200,000 shares of Common Stock (as defined below), of which 2,500 shares are issued and outstanding to the Exchanging Stockholder (the "ISC SHARES"); and

         WHEREAS, the Exchanging Stockholder currently owns all shares of capital stock of ISC (collectively the "SHARES"); and

         WHEREAS, ISC Acquisition is a Massachusetts corporation with authorized capital stock of 1,000 shares of common stock, $.01 par value, 500 shares of which immediately prior to the Effective Time (as defined below) will be issued and outstanding and held by SDC; and

         WHEREAS, the parties intend that the transactions contemplated hereby will qualify as a tax-free reverse triangular merger of ISC Acquisition with and into ISC in a reorganization pursuant to Code Sections 368(a) will qualify for pooling of interests accounting treatment pursuant to Accounting Principles Board Opinion No. 16, "Accounting for Business Combinations"; and

         WHEREAS, pursuant to the Merger (as defined below), the Exchanging Stockholder shall receive SDC Common Stock (as defined below); and

         WHEREAS, the parties expect that the Merger shall further certain of their business objectives, including, without limitation, the expansion of the combined companies' businesses and the utilization of the marketing and distribution rights of ISC.

         NOW,  THEREFORE,  in  reliance  upon  the  premises,   representations,
warranties and covenants made herein and in consideration of the mutual agreements herein contained, the parties hereto hereby agree as follows:



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                                       2

                             ARTICLE 1 - DEFINITIONS

         1.1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the meanings set forth below, unless otherwise defined elsewhere in this Agreement:

         "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such other Person.

         "CODE"  means the Internal Revenue Code of 1986, as amended.

         "CONTROL" (including, with correlative meanings, the terms "controlled by", "controlling" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management, strategy and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

         "CONVERSION NUMBER" means the quotient of (i) the Merger Share Number divided by (ii) the total number of the ISC Shares outstanding immediately prior to the Effective Time.

         "ENCUMBRANCES" means any and all restrictions on transfer, liens, encumbrances, charges, pledges, security interests, taxes, claims, options, warrants, purchase rights, contracts, commitments, equities, claims and demands.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "INTELLECTUAL PROPERTY" means: (i) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, divisions, continuations, renewals, continuations-in-part, revisions, extensions, and reexaminations thereof; (ii) all trademarks, service marks, certification marks, collective marks, trade dress, trade styles, logos, trade names, company names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, recordings and renewals in connection therewith; (iii) all copyrightable works, all copyrights, rights and interests in copyrights and all applications, registrations, recordings and renewals in connection therewith; (iv) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals); (v) all computer software (including data and related documentation); (vi) all copies and tangible embodiments thereof (in whatever form or medium); (vii) all licenses with respect to any of the foregoing; and
(viii) all license, marketing and distribution rights to software and hardware, and related Intellectual Property, of any third party.

         "KNOWLEDGE" means actual knowledge of the Exchanging Stockholder without any requirement to conduct any formal investigation. In the event of any alleged breach of any representation and warranty contained herein based upon knowledge, the party alleging such breach must prove that the other party had actual knowledge of such breach.

         "LIABILITY" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including liability for Taxes.

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                                       3

         "SDC COMMON STOCK" means the Common Stock, $.01 par value per share, of SDC.

         "MERGER SHARES" means collectively the shares of SDC Common Stock issued or issuable to ISC stockholders in connection with the Merger in exchange for the ISC Shares.

         "MERGER SHARE NUMBER" means the quotient of (i) Seven Hundred Fifty Thousand (750,000) divided by (ii) the lower of (a) $1.61 or (b) the average of the per share closing trade price of SDC Common Stock on the NASDAQ Market System on the 10 business days immediately prior to the Closing.

         "1933 ACT" means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

         "1934 ACT" means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

         "ISC COMMON STOCK" means the Common Stock, $.01 par value per share, of ISC.

         "PERSON"  means  any  individual,  corporation,   partnership,  limited
partnership, trust, entity or unincorporated organization or a government or any agency or political subdivision thereof.

         "SCHEDULE" means any of the disclosure schedules to this Agreement, each of which is incorporated by reference into this Agreement.

         "SEC" means the United States Securities and Exchange Commission.

         "SUBSIDIARY" means any corporation with respect to which a specified Person (or Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

         "TAX" or "TAXES" means any federal, state, local, foreign or other income, gross receipts, profits, franchise, license, transfer, sales, use, payroll, withholding, occupation, property (real or personal), excise and similar taxes, fees, duties, assessments, withholdings or governmental charges of any nature (including interest, penalties or additions to such taxes).

         "TAX RETURNS" means all returns, reports, estimates, information returns and statements of any nature with respect to Taxes.

                          ARTICLE 2 - BASIC TRANSACTION

         2.1 THE MERGER. On and subject to the terms and conditions of this Agreement, at the Effective Time, as defined below, ISC Acquisition shall be merged with and into ISC (the "MERGER"), the separate corporate existence of ISC Acquisition shall thereupon cease, and ISC shall be the surviving corporation in the Merger (the "SURVIVING CORPORATION"). The Surviving Corporation shall, from and after the Effective Time, possess all the rights, privileges, powers, and franchises of whatsoever nature and description, as well as a public or private nature, and be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations. All rights, privileges, powers, and franchises of each of the Constituent Corporations, and all property, tangible and intangible, real, personal, and mixed, and debts or obligations due to either of the Constituent Corporations on whatever account belonging to each of the Constituent Corporations shall be vested in the Surviving Corporation. All property, rights, privileges, powers, and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the several and respective
Constituent Corporations. All rights of creditors and all liens upon the property of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities, and duties of the Constituent Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities, and duties had been incurred or contracted by it.

         2.2 EFFECTIVE TIME. At the time of the Closing, each of the Constituent Corporations shall cause Articles of Merger substantially in the form of Exhibit B attached hereto (the "Articles of Merger (MA)") to be duly executed and filed with the Secretary of State of the Commonwealth of Massachusetts as provided under the Massachusetts Business Corporation Act. The Merger shall become effective on the time and date specified in the Articles of Merger, (the "EFFECTIVE TIME").

         2.3 SDC COMMON STOCK. SDC shall make available to ISC Acquisition a sufficient number of shares of SDC Common Stock to effect the Merger.

         2.4 CONVERSION AND EXCHANGE OF SHARES. The manner of converting and exchanging shares of the corporations participating in the Merger shall be as follows:

                  (A) STOCK OF ISC ACQUISITION. Each share of capital stock of ISC Acquisition issued and outstanding immediately prior to the Effective Time shall thereupon be converted into and become one (1) share of Common Stock of the Surviving Corporation.

                  (B) STOCK OF ISC. At and as of the Effective Time each one (1) ISC Share issued and outstanding immediately prior to the Effective Time (excluding shares held by ISC as treasury stock, which shares shall be cancelled and extinguished at the Effective Time) shall by virtue of the Merger and without any action on the part of the holder thereof, be exchanged for and converted into the right to receive from SDC the number of shares of SDC Common Stock as is equal to the Conversion Number. ISC Shares exchanged and converted as provided in this subsection 2.4(b) are herein sometimes referred to as "Converted ISC Stock."

                  (C) EXCHANGE OF STOCK CERTIFICATES. Immediately after the Effective Time, each holder of an outstanding certificate or certificates theretofore representing shares of Converted ISC Stock shall surrender the same to the transfer agent designated by the Surviving Corporation, and shall thereupon be entitled to receive in exchange therefor a certificate representing the number of shares of SDC Common Stock into which the shares of Converted ISC Stock represented by the certificate or certificates so surrendered shall have been exchanged and converted pursuant to subsection 2.4(b) above.

                  (D) NO RIGHTS. At the Effective Time, the holders of ISC capital stock immediately prior to the Effective Time shall cease to have any rights as stockholders of ISC, except such rights as may be available pursuant to this Agreement.

                  (E) NO FURTHER TRANSFERS. At and after the Effective Time, no transfer of the ISC Shares outstanding prior to the Effective Time shall be made on the stock transfer books of the Surviving Corporation or otherwise. If, after the Effective Time, certificates for ISC Shares are presented to the Surviving Corporation, they shall be cancelled and exchanged for the Merger Shares as provided above.

         2.5 FRACTIONAL SHARES. No fractional shares of SDC Common Stock shall be issued to the Exchanging Stockholder in connection with the Merger. The Exchanging Stockholder who would otherwise be entitled to receive a fractional share pursuant to the Merger shall receive cash for such fractional share at a per share rate equal to the closing trade price of SDC Common Stock on the NASDAQ Small-Cap System on the day immediately preceding the Closing Date.

         2.6 ARTICLES OF INCORPORATION. The Articles of Organization of ISC in effect immediately prior to the Effective Time shall be and remain the Articles of Incorporation of the Surviving Corporation, until duly amended in accordance with the terms thereof and applicable state corporation law.

         2.7 BYLAWS. The Bylaws of ISC Acquisition in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation, until duly amended in accordance with the terms thereof and applicable state corporation law.

         2.8 DIRECTORS AND OFFICERS. The directors of ISC Acquisition shall become the directors of the Surviving Corporation at and as of the Effective Time until their successors shall have been duly elected or appointed and qualified in accordance with the Surviving Corporation's Articles of Organization and Bylaws. The officers of ISC Acquisition shall become the officers of the Surviving Corporation at and as of the Effective Time (retaining their respective positions and terms of office) until their successors have been duly elected or appointed and qualified in accordance with the Surviving Corporation's Bylaws.

         2.9 SUBSEQUENT ACTIONS. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of the Constituent Corporations acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation or SDC shall be authorized to execute and deliver, in the name and on behalf of each of the Constituent Corporations or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of the Constituent Corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

                       ARTICLE 3 - CLOSING AND TERMINATION

         3.1 CLOSING. The closing of the transactions provided for herein (the "CLOSING") shall take place at 10:00 a.m. (local time) on a date to be specified by the parties (the "CLOSING DATE"), which shall be no later than October 31, 1995, at the offices of Testa, Hurwitz & Thibeault, High Street Tower, 125 High Street, Boston, Massachusetts 02110, unless another date or place is agreed to in writing by the parties hereto.

         3.2 TRANSACTIONS ON THE CLOSING DATE. (a) At the Closing the Exchanging Stockholder and ISC, as the case may be, shall deliver to the Acquirors the following: (i) the executed Articles of Merger; (ii) stock certificates, evidencing all of the ISC Shares, in each case endorsed in blank or with an executed blank stock power attached, and with all necessary stock transfer tax stamps attached thereto;

and (iii) each of the certificates, instruments and other documents and agreements contemplated by Article 7 hereof.

         (b) At the Closing, the Acquirors shall deliver to the Exchanging Stockholder and ISC, as the case may be, the following: (i) the executed Articles of Merger; (ii) instructions to SDC's Transfer Agent to issue the stock certificates evidencing the Merger Shares; and (iii) each of the certificates, instruments and other documents and agreements contemplated by Article 7 hereof.

         3.3 TERMINATION. Notwithstanding any other provision to the contrary herein, this Agreement may be terminated at any time:

         (a) without liability on the part of any party hereto (unless occasioned by reason of failure of one of the parties hereto to perform its obligations hereunder), by mutual consent of all parties to this Agreement;

         (b) without liability on the part of any party hereto (unless occasioned by reason of failure of one of the parties hereto to perform its obligations hereunder), by either SDC or ISC, if the transactions contemplated hereby are not consummated on or before October 31,1995, or such later date as may be agreed upon in writing by the parties hereto (the "TERMINATION DATE");

         (c) by SDC, if: (i) ISC or the Exchanging Stockholder shall breach in any material respect any of their respective representations, warranties or obligations hereunder; (ii) SDC shall have notified ISC and the Exchanging Stockholder in writing of such breach; (iii) such breach shall not have been cured in all material respects or waived by SDC; and (iv) ISC or the Exchanging Stockholder, as the case may be, shall not have provided reasonable assurance that such breach shall be cured in all material respects on or before the Closing Date; or

         (d) by ISC or the Exchanging Stockholder, if: (i) the Acquirors shall breach in any material respect any of their respective representations, warranties or obligations hereunder; (ii) ISC shall have notified the Acquirors in writing of such breach; (iii) such breach shall not have been cured in all material respects or waived; and (iv) the Acquirors shall not have provided reasonable assurance that such breach shall be cured in all material respects on or before the Closing Date.

         Notwithstanding anything herein to the contrary, if this Agreement shall be terminated prior to the Closing, no party hereto shall have any liability to any other party unless such termination results from a material breach of the covenants in Article 6. In the event any party fails to consummate the transactions contemplated hereby in accordance with the terms of this Agreement, the damaged party shall have the right to pursue all available remedies at law or in equity, including specific performance. Each party acknowledges that, in light of the unique benefit to it of its rights under this Agreement, such remedies shall be available in respect of any such breach or violation by it in any proceeding properly instituted in a court of competent jurisdiction.

      ARTICLE 4 - REPRESENTATIONS AND WARRANTIES OF EXCHANGING STOCKHOLDER

         Except as otherwise set forth in the referenced Disclosure Schedules attached hereto, the Exchanging Stockholder represents and warrants to the Acquirors that the representations and warranties contained in this Article 4 are true, correct, and complete as of the date of this Agreement and shall be true, correct, and complete as of the Closing Date:

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                                       7

         4.1 ORGANIZATION OF ISC; POWER AND AUTHORITY. ISC is a corporation duly organized, validly existing and in good standing (both corporate and tax) under the laws of the Commonwealth of Massachusetts, with the full power and authority, corporate and otherwise, to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement. ISC has the full and unrestricted power and authority, corporate and otherwise, to own, operate and lease its assets and properties and to carry on its business as currently conducted. This Agreement has been duly executed by ISC and the Exchanging Stockholder and constitutes the valid, binding and enforceable obligation of ISC and the Exchanging Stockholder.

         4.2 ABILITY TO CARRY OUT THE AGREEMENT. Neither ISC nor the Exchanging Stockholder is subject to or bound by any provision of: (i) any law, statute, rule, regulation, ordinance or judicial or administrative decision; (ii) any articles of incorporation or bylaws; (iii) any agreement, license or other restriction of any kind or character whatsoever; or (iv) any judgment, order, writ, injunction or decree of any authority that would prevent or be violated in any material respect by, or would result in any penalty, default, forfeiture or contract termination as a result of, nor is the consent of any Person under any agreement which has not been obtained required for, the execution and performance by ISC and the Exchanging Stockholder of this Agreement and the transactions contemplated hereby, except where such violation or default would not have a material adverse effect on the business, financial condition or prospects of ISC, taken as a whole, and except as otherwise set forth on
Schedule 4.2.

         4.3 CAPITALIZATION OF ISC; OWNERSHIP; INVESTMENT. (a) The authorized capital stock of ISC consists solely of 200,000 shares of Common Stock, 2,500 of which are issued and outstanding. The Common Stock is the only capital stock or other securities of ISC which are issued and outstanding. All shares of ISC Common Stock have been duly authorized, validly issued, and are fully paid and nonassessable. Except as disclosed on Schedule 4.3, there are no options, warrants, purchase rights or options, subscription, conversion or exchange rights, rights of first refusal, preemptive rights or other rights of any kind to acquire any capital stock or securities convertible into or exchangeable for any such securities, nor is ISC committed to issue any such option, warrant, right or security. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or other similar rights with respect to ISC. There are no voting trusts, proxies, or other agreements, commitments, obligations, or other understandings with respect to the voting of the capital stock of ISC.

         (b) The Exchanging Stockholder has good, valid, and marketable title to his shares, free and clear of any and all Encumbrances, with full right and lawful authority to transfer and deliver his shares pursuant to this Agreement. Except as set forth on Schedule 4.3, the Exchanging Stockholder is not a party to any contract or commitment that could require him to sell, transfer, or otherwise dispose of any capital stock of ISC (other than pursuant to this Agreement).

         (c) ISC has no Subsidiaries and does not control, directly or indirectly, or have any direct or indirect equity participation or any interest in any corporation, partnership, or trust or any joint venture or other business association of a material nature.

         4.4 FINANCIAL STATEMENTS; LIABILITIES. (a) Attached hereto as Exhibit C are the following financial statements of ISC (collectively the "FINANCIAL STATEMENTS"): (i) the unaudited balance sheets and statements of operations, retained earnings, and cash flows as at and for the fiscal year ended December 31, 1994 as compiled by Peck & Associates (the "MOST RECENT FISCAL YEAR END"); and (ii) the unaudited balance sheet and statement of income ("MOST RECENT FINANCIAL STATEMENTS") as at and for the period ended September 30, 1995 ("MOST RECENT FISCAL MONTH END"). ISC has also given SDC access to and permitted it to conduct a detailed review of ISC's books and records (the "BOOKS AND

RECORDS"). The revenues, expenses and assets reflected in such Books and Records are a true, complete and correct record of the revenues, expenses and assets of ISC as of the dates set forth in such Books and Records.

         (b) There are no Liabilities except for those: (i) accrued or reflected on the face of the Most Recent Financial Statements; or (ii) arising after the Most Recent Fiscal Month End in the ordinary course of business (no material amount of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort infringement, or violation of law) or as otherwise disclosed on Schedule 4.4. The Financial Statements, Books and Records, and the Schedules hereto, taken as a whole (the "FINANCIAL INFORMATION"), fairly present the financial position of ISC at the dates thereof and for the periods covered thereby. Notwithstanding anything herein to the contrary, the Exchanging Stockholder shall be deemed in compliance with the representations and warranties set forth in this Section 4.4(b) as long as and to the extent that the Financial Information does not overstate by more than ten percent (10%) the aggregate assets or total revenues (with appropriate off-sets for overstated Liabilities and expenses), or understate by more than ten percent (10%) the aggregate Liabilities or total expenses (with appropriate off-sets for understated assets and revenues), as at and for the periods ending on the dates of the Most Recent Fiscal Year End and the Most Recent Fiscal Month End.

         4.5 CONDUCT OF BUSINESS AND ABSENCE OF MATERIAL ADVERSE CHANGES. Since the Most Recent Fiscal Year End, there has been no material adverse change in the business, operations, results of operations, assets, properties, financial condition or prospects of ISC. Since such date, except as contemplated in this Agreement ISC has conducted its business in the manner theretofore conducted and only in the ordinary course consistent with past practices. Since such date, except as disclosed on Schedule 4.5, ISC has not incurred, committed or guaranteed any indebtedness, obligation, capital expenditure or other Liability, made any dividend or cash distribution, issued any securities, discharged or granted any Encumbrance, involving its assets, written down or written off any accounts receivable, paid any bonus, severance or other payment to any employee or consultant in excess of current salary, had any contract, license or other agreement result in default or termination (or a right of a third party to terminate), or entered into a transaction with any officer or employee.

         4.6 TITLE TO TANGIBLE PERSONAL PROPERTIES; ABSENCE OF LIENS. (a) Except as set forth on Schedule 4.6, ISC has good, valid and marketable title to, or valid and subsisting leasehold interests in, substantially all personal properties and assets used in its business, located on its premises, or shown on the balance sheet of the Most Recent Financial Statements (the "MOST RECENT BALANCE SHEET") or acquired after the date thereof, free and clear of any and all Encumbrances, except for: (i) Encumbrances reflected in the Most Recent Balance Sheet; or (ii) Encumbrances disclosed in Schedule 4.6. The assets and properties owned or leased by ISC constitute substantially all of the assets and properties necessary to conduct the business of ISC in the manner in which it has previously been conducted.

         4.7 LITIGATION. Except as set forth on Schedule 4.7, there is no charge, claim, cause of action, complaint, action, suit, proceeding or investigation (collectively, "LITIGATION") pending or, to the Knowledge of the Exchanging Stockholder, threatened against ISC, which could result in any material adverse change in the business, financial condition, results of operations, assets, Liabilities, or prospects of ISC. ISC has not breached the material terms of, and is not in any material respect in default of, any of its obligations with respect to any Contracts with any of its licensors, licensees, partners or joint venturers, distributors, business consultants or other independent contractors.

         4.8 COMPLIANCE WITH LAW. ISC has complied in all material respects with all applicable laws and regulations of governmental authorities applicable to its business. All governmental approvals, permits and licenses required for ISC's business have been obtained, are in full force and effect, and are being complied with in all material respects.

         4.9 CONTRACTS. (a) Schedule 4.9(a) sets forth a list of each material written contract or agreement outstanding as of the date hereof to which ISC is a party. All of the agreements set forth in Schedule 4.9(a) (collectively the "CONTRACTS" or individually a "CONTRACT") are valid, binding, enforceable in accordance with their respective terms against ISC and, to the Exchanging Stockholder's Knowledge, the other parties thereto, and, except as set forth in
Schedule 4.9, will be in full force and effect following the consummation of this Agreement. Except as set forth on Schedule 4.9, there is not under any
Contract: (i) any existing material default, breach, termination, or violation by ISC or, to the Exchanging Stockholder's Knowledge, by any other party thereto; (ii) an event which, after notice or lapse of time or both, would constitute a material default, termination, or breach by ISC or, to the Exchanging Stockholder's Knowledge, by any other party, or permit termination, modification, or acceleration, under the Contract; or (iii) any repudiation of any material provision of any Contract. With respect to each item of Intellectual Property required to be identified in Schedule 4.14: (i) except as disclosed in the Schedules hereto, the license, sublicense, agreement, or permission shall continue to be legal, valid, binding, enforceable, and in full force and effect against ISC and, to the Exchanging Stockholder's Knowledge, any other parties thereto on identical, modified or improved terms following the Closing; (ii) ISC has received no notice that the underlying item of Intellectual Property is subject to any outstanding injunction, judgment, order, decree, ruling, or charge; and (iii) ISC has received no notice that any action, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or is threatened which challenges the legality, validity, or enforceability of the underlying item of Intellectual Property or any Contract related thereto.

         4.10 BROKERS AND INTERMEDIARIES. Except for the agreement between Wagner Resources and American Systems & Technology, Inc. (the "ISC FINDERS") and ISC, a copy of which has been furnished to SDC, none of the Transferors has employed any broker, finder, advisor or other intermediary in connection with the transactions contemplated by this Agreement which would be entitled to a fee or commission in connection therewith or upon the consummation thereof. The Exchanging Stockholder or ISC shall be solely responsible and liable for the payment of such fees or commissions of all brokers or finders engaged by him and ISC and the amount of such fee or commission shall be offset at the Closing against and deducted from the Merger consideration to be paid to the Exchanging Stockholder hereunder. Prior to the Effective Time, ISC shall make a payment to the ISC Finders of $22,500 from its working capital to pay finders' fees of ISC and the Exchanging Stockholder with respect to the cash portion of the Merger consideration.

         4.11 TAX MATTERS. (a) ISC has been an S Corporation (within the meaning of Section 1361 (a)(1) of the Code) since its inception through the date hereof. ISC and the Exchanging Stockholder have filed all Tax Returns that it or he has been required to file regarding ISC. ISC or the Exchanging Stockholder has no Liability with respect to Taxes which relates to the business of ISC. All such Tax Returns were correct and complete in all material respects. All Taxes owed by ISC or the Exchanging Stockholder, with respect to the business of ISC (whether or not shown on any Tax Return), have been paid or adequately reserved against for all Taxes. ISC and the Exchanging Stockholder currently are not the beneficiary of any extension of time within which to file any Tax Return (with respect to the business of ISC). No material claim has ever been made by an authority in a jurisdiction where ISC and the Exchanging Stockholder do not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Encumbrances on any of the assets of ISC and the Exchanging Stockholder

(with respect to the business of ISC) that arose in connection with any failure (or alleged failure) to pay any Tax.

         (b) ISC and the Exchanging Stockholder (with respect to the business of ISC) has withheld and paid or adequately reserved against all Taxes required to have been withheld and paid (with respect to the business of ISC) in connection with amounts paid or owing to any employee, consultant, independent contractor, creditor, stockholder of ISC, or other third Person, except where the failure to withhold or pay Taxes does not exceed $3,000 (including penalties and interest).

         (c) The Exchanging Stockholder does not expect any authority to assess any additional Taxes for any period for which Tax Returns have been filed. There is no material dispute or claim concerning any Tax Liability of ISC or the Exchanging Stockholder (with respect to the business of ISC) either: (i) claimed or raised by any authority in writing; or (ii) as to which any of the directors and officers (and employees responsible for Tax matters) of ISC has Knowledge. The Transferors have delivered to SDC correct and complete copies of all such federal, state and local income Tax Returns or the Exchanging Stockholder (with respect to the business of ISC). ISC has not waived any statute of limitations in respect of Taxes or has a Tax assessment or deficiency.

         (d)      There are no reserves established for any Tax Liability.

         (e) The Exchanging Stockholder has no present plan, intention or arrangement to dispose of any of the Merger Shares in a manner that would cause the Merger to violate the continuity of shareholder interest requirement set forth in Treas. Reg. ss. 1.368-1.

         4.12 EMPLOYEE BENEFITS. Schedule 4.12 briefly describes ISC's health plan for shared medical coverage. ISC maintains no employee benefit plan that is subject to ERISA and has no Liability for any employee benefit plan or for its employee health and disability insurance plan which could have a material adverse effect on its assets, financial condition or operations.

         4.13 INSURANCE. Schedule 4.13 identifies each insurance policy (including policies providing property, casualty, liability, and workers' compensation coverage and bond and surety arrangements) to which ISC has been a party, a named insured, or otherwise the beneficiary of coverage at any time since its formations. With respect to each such insurance policy, to the Exchanging Stockholder's Knowledge: (i) the policy is legal, valid, binding, enforceable, and in full force and effect; (ii) ISC is not nor is any other party to the policy in breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification, or acceleration, under the policy; and (iii) no party to the policy has repudiated any provision thereof.

         4.14 INTELLECTUAL PROPERTY. (a) Except as set forth on Schedule 4.14 and subject to subsection 4.14(f) below, ISC owns or has the continuing valid and legal right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property of ISC or any third party necessary for and material to the operation of the businesses of ISC as presently conducted. Except as disclosed in Schedule 4.2 or Schedule 4.14, each material item of Intellectual Property licensed, owned or used by ISC immediately prior to the Closing hereunder shall be licensed, owned or used by ISC subsequent to the Closing, and the consummation of the transactions contemplated hereby will not cause a breach, default or termination of any license or distribution agreement with any third party. Except as set forth Schedule 4.14, ISC has taken all reasonably necessary action to maintain and protect each item of Intellectual Property that it licenses, owns or uses.

         (b) To the Knowledge of the Exchanging Stockholder, ISC has not materially interfered with, infringed upon, misappropriated, or otherwise come into conflict with, any Intellectual Property rights of third Persons, and none of the Transferors has ever received any claim, demand or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that ISC must license or refrain from using any Intellectual Property rights of any third party). To the Knowledge of the Exchanging Stockholder, no third Person has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property of ISC or the Intellectual Property of any third party licensed and/or distributed by ISC.

         (c) To the Knowledge of the Exchanging Stockholder ISC has not utilized any inventions of any of its employees (or people it currently intends to hire, if any) made prior to their employment by ISC in violation of the rights of such employees or any third parties. All persons who have worked on copyrightable material, including without limitation software programs, which are used in and are significant to the conduct of ISC business have been employees of ISC at the time such materials were authored, designed, created or reduced to practice, and, except as disclosed in Schedule 4.14, all such employees have been subject to non-disclosure and assignment of inventions agreements. Schedule 4.14 lists the Intellectual Property of ISC which is either claimed as proprietary and not subject to a patent or copyright application, and lists each license, agreement or other permission which ISC has granted to or received from any third Person with respect to any of its Intellectual Property or license and distribution rights of Intellectual Property of any third party. Schedule 4.14 also identifies each trade name or unregistered trademark used by ISC in connection with its business. With respect to each item of Intellectual Property required to be identified in Schedule 4.14: (i) ISC is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge with respect to the item; and(ii) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or is, to the Exchanging Stockholder's Knowledge, threatened which challenges the legality, validity, enforceability, use, or ownership of the item.

         (d) Schedule 4.14 identifies each item of Intellectual Property that any third Person owns and that ISC uses pursuant to license, sublicense, distribution agreement, or permission.

         (e) To the Knowledge of the Exchanging Stockholder, ISC's ownership and/or right to the use of its Intellectual Property or those of third parties does not interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third Persons as a result of the continued operation of its business as presently conducted and as presently proposed to be conducted.

         (f) Notwithstanding anything in this Agreement to the contrary, with respect to Intellectual Property licensed from third parties no representation or warranty is made (i) regarding such third parties' rights to use or title in such Intellectual Property, or (ii) that ISC has any rights therein other than such valid and legal rights, if any, of such third parties as may be licensed or otherwise provided to ISC pursuant to contracts between such third parties and ISC.

         4.15 BANK ACCOUNTS. Schedule 4.15 sets forth a true and complete list of all bank accounts of ISC and all authorized signatories to each such account.

         4.16 CONSULTANTS AND EMPLOYEES. ISC has heretofore delivered to the Acquirors a correct and complete Schedule 4.16 listing as of the date hereof all of the consultants and employees of ISC, showing their names, positions, and current wage or salary and bonuses.

         4.17 LABOR RELATIONS; Employees. ISC has no written employment agreements with any of its employees. To the Knowledge of the Exchanging Stockholder, no employee important to the business of ISC has any plans to terminate employment. To the knowledge of the Exchanging Stockholder, there is no claim nor any grounds for any claim by any Person or party (including, but not limited to, governmental agencies) against ISC arising out of conduct relating to discrimination against employees or any employee practices.

         4.18 TRANSACTIONS WITH RELATED PARTIES. Except as set forth in Schedule 4.18, none of the Exchanging Stockholder or any present or former officer, director or shareholder of ISC, and no Affiliate of the Exchanging Stockholder or of such officer, director or shareholder: (i) has been involved in any business (excluding relationships and payments arising from the employment or retention by ISC of any such persons in the ordinary course of business) arrangement or relationship with ISC, including, without limitation, any agreement, or other arrangement providing for the employment of, furnishing of services, by, rental of real or personal property from or otherwise requiring payment to any such person or Affiliate; or (ii) owns any asset, tangible or intangible, which is used in or licensed to the business of ISC.

         4.19 REAL PROPERTY. ISC owns no real property. Schedule 4.19 lists and describes briefly all real property leased or subleased to or by ISC. ISC has delivered to SDC correct and complete copies of the leases and subleases listed in Schedule 4.19 (as amended to date). With respect to each lease and sublease listed in Schedule 4.19: (i) to the Knowledge of the Exchanging Stockholder, the lease or sublease is legal, valid, binding, enforceable, and in full force and effect; (ii) to the Knowledge of the Exchanging Stockholder, the lease or sublease shall continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (iii) to the Knowledge of the Exchanging Stockholder, no party to the lease or sublease is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification, or acceleration thereunder; (iv) to the Knowledge of the Exchanging Stockholder, no party to the lease or sublease has repudiated any provision thereof; and (v) there are no disputes, oral agreements, or forbearance programs in effect as to the lease or sublease.

         4.20 CONSENTS. No consent, approval or authorization of any third party is required in connection with the valid execution and delivery of this Agreement and the consummation by ISC or the Exchanging Stockholder of the transactions contemplated hereby, except consents to assignments of contracts of ISC disclosed on Schedule 4.2.

         4.21 DISCLOSURE. No information contained in this Agreement, any Disclosure Schedule, any related documents, the Financial Statements, or any written statement furnished by or on behalf of ISC or the Exchanging Stockholder pursuant to the terms of this Agreement contains any untrue statement of material fact or omits to state any material fact necessary in order to make the statements and information contained herein or therein not misleading in light of the circumstances under which made.

                  ARTICLE 5 - REPRESENTATIONS AND WARRANTIES OF
                                  THE ACQUIRORS

         The Acquirors jointly and severally represent and warrant to ISC and the Exchanging Stockholder that:

         5.1 ORGANIZATION AND AUTHORITY OF THE ACQUIRORS. SDC and ISC Acquisition are corporations duly incorporated, validly existing and in good standing under the laws of the state of their organization, with the corporate power and authority to enter into this Agreement and to perform their respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of each of the Acquirors. This Agreement has been duly executed and delivered by each of the Acquirors and constitutes the valid, binding and enforceable obligation of each of the Acquirors.

         5.2 ABILITY TO CARRY OUT THE AGREEMENT. Neither of the Acquirors is subject to or bound by any provision of: (i) any law, statute, rule, regulation, ordinance or judicial or administrative decision; (ii) any articles or certificate of incorporation or bylaws; (iii) any mortgage, deed of trust, lease, note, shareholders' agreement, bond, indenture, other instrument or agreement, license, permit, trust, custodianship, other restriction, of any kind or character whatsoever; or (iv) any judgment, order, writ, injunction or decree of any court, governmental body, administrative agency or arbitrator that would prevent or be violated by or would result in any penalty, forfeiture or contract termination as a result of, or under which there would be a default as a result of, nor is the consent of any Person under any material agreement which has not been obtained required for, the execution, delivery and performance by each of the Acquirors of this Agreement and the transactions contemplated hereby, other than violations, penalties, forfeitures, contract terminations, defaults or failure to obtain consents which, singly or in the aggregate, shall not have a material adverse effect on the enforceability or validity of this Agreement or the ability of the Acquirors to perform their obligations hereunder.

         5.3 CAPITALIZATION. SDC is authorized to issue: (i) Twenty Five Million (25,000,000) shares of Common Stock, $.01 par value, of which Seven Million Four Hundred Forty Three Thousand Seven Hundred Forty Eight (7,443,748) shares are issued and outstanding; and (ii) Five Million (5,000,000) shares of Preferred Stock, $.01 par value per share, of which 905,968 shares are designated as Series C Preferred Stock and 760,968 are issued and outstanding. SDC also has reserved 2,707,500 shares of SDC Common Stock for issuance pursuant to its various stock plans (the "SDC STOCK PLANS") and has granted options to purchase an aggregate of 1,397,409 shares of Common Stock under its various SDC Stock Plans. All of the Merger Shares to be issued in the Merger have been duly authorized and, upon the consummation of the Merger, shall be validly issued, fully paid, and nonassessable.

         5.4 BROKERS AND INTERMEDIARIES. None of the Acquirors has employed any broker, finder, advisor, or intermediary in connection with the transactions contemplated by this Agreement which would be entitled to a fee or commission in connection therewith or upon the consummation thereof.

         5.5 SECURITIES LAW FILINGS. SDC has previously furnished to ISC and the Exchanging Stockholder copies of: (i) its Annual Report on Form 10-K for the year ended March 31, 1995, as filed with the SEC; (ii) its Quarterly Report on Form 10-Q for the quarter ended June 30, 1995, as filed with the SEC, and (iii) its proxy statement for its 1995 Annual Meeting of Stockholders, as filed with the SEC. Such SEC Reports, as of the date of the filing thereof with the SEC, complied as to form in all material respects with the provisions of the 1934 Act and the rules and regulations promulgated thereunder. SDC has disclosed in such part SEC Reports all information that it would be required to disclose under the 1933 Act and the 1934 Act had the SDC Common Stock acquired by the Exchanging Stockholder been offered and sold pursuant to an effective registration statement on Form S-3 filed under the 1933 Act (other than the inclusion of risk factors).

         5.6 CONDUCT OF BUSINESS AND ABSENCE OF MATERIAL ADVERSE CHANGES. Since the Most Recent Fiscal Year End, there has been no material adverse change in the business, operations, results of operations, assets, properties, financial condition or prospects of SDC. Since such date, except as contemplated in this Agreement, SDC has conducted its business in the manner theretofore conducted and only in the ordinary course consistent with past practices. SDC has not incurred, committed or guaranteed any indebtedness, obligation, capital expenditure or other Liability, made any dividend or cash distribution, issued any securities, written down or written any accounts receivable, paid any bonus, severance or other payment to any employee or consultant in excess of current salary, had any contract, license or other agreement result in default or termination (or a right of a third party to terminate), or entered into transaction with any officer or employee other than in the ordinary course of business.

         5.7 TITLE TO TANGIBLE PERSONAL PROPERTIES; ABSENCE OF LIENS. (a) SDC has good, valid and marketable title to, or valid and subsisting leasehold interests in, all personal properties and assets used in its business, located on its premises, or shown on the balance sheet of the Most Recent Financial Statements (the "MOST RECENT BALANCE SHEET") or acquired after the date thereof, free and clear of any and all Encumbrances, except for: (i) Encumbrances reflected in the Most Recent Balance Sheet; or (ii) Encumbrances incurred in the ordinary course of business. The assets and properties owned or leased by SDC constitute substantially all of the assets and properties necessary to conduct the business of SDC in the manner in which it has previously been conducted.

         5.8 LITIGATION. There is no charge, claim, cause of action, complaint, action, suit, proceeding or investigation (collectively, "LITIGATION") pending or, to the Knowledge of SDC, threatened against SDC (or any basis therefor), which could result in any material adverse change in the business, financial condition, results of operations, assets, Liabilities, or prospects of SDC. SDC has not breached the material terms of, and is not in any material respect in default of, any of its obligations with respect to any of its licensors, licensees, partners or joint venturers, distributors, business consultants or other independent contractors.

         5.9 COMPLIANCE WITH LAW. SDC has complied in all material respects with all applicable laws and regulations of governmental authorities applicable to its business where noncompliance would have a material adverse effect on the business, assets, results of operation or financial condition of SDC. All governmental approvals, permits and licenses required for and material to SDC's business have been obtained, are in full force and effect, and are being complied with in all material respects.

         5.10 TAX MATTERS. (a) SDC has filed all Tax Returns that it has been required to file regarding SDC. SDC has no material Liability with respect to Taxes which relates to the business of SDC. All such Tax Returns were correct and complete in all material respects. All Taxes owed by SDC (whether or not shown on any Tax Return), have been paid or adequately reserved against for all Taxes accrued but not yet payable. SDC currently is not the beneficiary of any extension of time within which to file any Tax Return. No material claim has ever been made by an authority in a jurisdiction where SDC does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Encumbrances on any of the assets of SDC that arose in connection with any failure (or alleged failure) to pay any Tax.

         (b) SDC has withheld and paid or adequately reserved against all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, consultant, independent contractor, creditor, stockholder of SDC, or other third Person, except where the failure to withhold or pay Taxes does not exceed $10,000 (including penalties and interest).

         (c) SDC does not expect any authority to assess any additional Taxes for any period for which Tax Returns have been filed. There is no material dispute or claim concerning any Tax Liability of SDC either: (i) claimed or raised by any authority in writing; or (ii) as to which any of the directors and officers of SDC has knowledge. SDC has not waived any statute of limitations in respect of Taxes or has a Tax assessment or deficiency.

         5.11 INTELLECTUAL PROPERTY. The Company owns or has a valid right to use the permits, licenses, trademarks, trade names, copyrights, and intellectual property rights being used to conduct its business a now operated and as now proposed to be operated. To the Company's knowledge, the conduct of its business as now operated and as now proposed to be operated does not and will not conflict with or infringe upon the intellectual property rights of others where the existence of any such infringement would have a material adverse effect on the business, assets, operations or financial condition of the Company. No claim is pending or, to the Knowledge of the Company, threatened against the Company to the effect that any such intellectual property right owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company.

         5.12 DISCLOSURE. No information contained in this Agreement, any related documents, any of the Reports furnished to Transferors pursuant to
Section 5.5, or any written statement furnished by or on behalf of the Acquirors pursuant to the terms of this Agreement contains any untrue statement of material fact or omits to state any material fact necessary in order to make the statements and information contained herein or therein not misleading in light of the circumstances under which made.

         5.13 LIABILITIES OF ISC ACQUISITION. As of the date hereof and as of the Effective Time, ISC Acquisition has not incurred, nor will it have accrued, any material obligations other than those set forth in this Agreement.

                  ARTICLE 6 - CERTAIN COVENANTS AND AGREEMENTS
                          OF TRANSFERORS AND ACQUIRORS

         6.1 FULL ACCESS. From the date hereof until the earlier of the Closing or the termination of this Agreement pursuant to Section 3.3 above, ISC shall permit representatives of SDC to have full access at all reasonable times during normal business hours, and in a manner so as not to interfere the normal business operations of ISC, to all premises, customers, key employees, properties, books, records, contracts, tax records, and documents of or pertaining to the business of ISC. From the date hereof until the earlier of the Closing or the termination of this Agreement pursuant to Section 3.3 above, SDC shall permit the Exchanging Stockholder and representatives of the Transferors to have full access at all reasonable times during normal business hours, and in a manner so as not to interfere with the normal business operations of SDC, to all premises, customers, key employees, properties, books, records, accounting and tax records, agreements and documents of or pertaining to SDC.

         6.2 REGULATORY FILINGS; CONSENTS. From the date hereof until the earlier of the Closing or the termination of this Agreement pursuant to Section
3.3 above, each of the parties hereto shall: (i) take any additional action that is reasonably necessary, proper or advisable in connection with any notices to, filings with, and authorizations, consents and approvals of third parties and governments and governmental agencies that it is required to obtain in order to effect the transactions contemplated hereunder; and (ii) furnish to the other parties hereto, such reasonably necessary information and reasonable assistance as such other party or parties may reasonably request in connection with its or their preparation of necessary filings or submissions to any governmental agency. ISC and SDC shall each give any notices to third Persons, and shall use their respective best efforts to obtain any third Person consents, modifications or amendments of agreements, or other approvals, that SDC may request.

         6.3 CONDUCT OF BUSINESS. From the date hereof until the earlier of the Closing or the termination of this Agreement pursuant to Section 3.3 above, and except as otherwise contemplated by this Agreement or consented to or approved by SDC in writing, which consent shall not be unreasonably withheld or delayed, ISC shall not engage in any practice, take an action, embark on any course of action, or enter into any transaction outside the ordinary course of business consistent with past practices. Without limiting the generality of the foregoing, ISC shall:

                  (i) not take any action, engage in any practice or enter into any transaction of the nature or sort referred to in Section 4.5, except as permitted therein; (ii) cause the business conducted by ISC to be operated in all material respects in the ordinary and usual course and use commercially reasonable efforts to keep and preserve its business and properties intact, including its present operations, physical facilities, working conditions and relationships with employees, suppliers, customers, lessors and licensors of such business; (iii) not effect or authorize any change or amendment to the Articles of Organization or By-laws of ISC except an amendment to the Articles of Organization eliminating the requirement that ISC continue the Exchanging Stockholder's employment agreement after the Closing; (iv) use commercially reasonable efforts to maintain in full force and effect all of ISC's existing insurance until the Closing Date in amounts not less than those in effect on the date hereof; (v) other than the Tax Distribution, Cash Distribution and other distributions provided in Section 7.19, not declare, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock, and (vi) promptly notify the Acquirors in writing of any actions, suits or proceedings instituted or threatened against ISC at law or in equity, before or by any court or governmental authority; any changes in key personnel; and any adverse development causing a breach of any of the representations and warranties contained in Article 4 above. No disclosure by ISC pursuant to this Section 6.3 shall be deemed to amend or supplement the disclosures contained in any Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

         The parties acknowledge that as a result of their ongoing business operations it may become necessary or advisable to update the Schedules prior to the Closing Date. Notwithstanding the foregoing, the Transferors agree as follows: (i) as of the date of this Agreement, none of the Transferors has any Knowledge of any material items of Liability, contingent or otherwise, on his, its or their part which are not disclosed in the Schedules, and (ii) any such material item of Liability as to which the Transferors have Knowledge but fail to disclose in the Schedules as of the date hereof or otherwise prior to the Closing, shall be deemed an item for which the Acquirors may seek indemnification under the provisions of Article 10 hereof; provided, however, that if any such material Liability that is not disclosed in the schedules on the date hereof is disclosed prior to the Closing and the Acquirors elect not to the consummate the Merger prior to the Effective Time, and the Acquirors have actual knowledge of such undisclosed Liability, the Transferors shall have no liability or indemnity obligation to the Acquirors with respect to such undisclosed Liability or as a result of not disclosing such Liability.

         6.4 CONFIDENTIALITY. Each party to this Agreement agrees that all information concerning the business and offices of the other parties to the Agreement that is not generally available to the public ("CONFIDENTIAL INFORMATION") and obtained from such other party shall be deemed confidential and shall not be disclosed to any Person for any reason or purpose whatsoever, except in connection with this Agreement, to the parties and their representatives involved in this transaction, or as may by required by law, governmental regulation or policy, or stock exchange regulation. In the event this Agreement is terminated, all such Confidential Information shall, upon request, be returned to the appropriate parties, together with any and all copies made thereof.

         6.5 ANNOUNCEMENT. Promptly after the execution of this Agreement, SDC shall make a public statement approved by SDC and ISC with respect to this Agreement and the transactions contemplated hereby. Thereafter, prior to the Closing, ISC shall not issue any press release or otherwise make any public statement with respect to this Agreement and the transactions contemplated hereby without the prior consent of SDC (which consent shall not be unreasonably withheld) except as may be required by applicable law, governmental regulation or policy, or stock exchange regulation.

         6.6 EFFORTS. Without limiting the specific obligations of any party hereto under any agreement or covenant hereunder, each of the parties hereto shall use its respective reasonable efforts to take all action and do such acts and things necessary in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the conditions to Closing set forth in Article 7 below).

         6.7 DISCUSSION WITH OTHERS. From the date hereof until the earlier of October 31, 1995 or the termination of this Agreement pursuant to Section 3.3 above, none of the Transferors shall: (i) discuss, solicit, initiate, or encourage the submission of any proposal or offer from any third Person concerning the sale or acquisition of any capital stock or other voting securities, or any significant assets of, ISC (including any acquisition structured as a merger, consolidation, or share exchange); or (ii) engage or participate in any discussions or negotiations regarding, enter into any agreement with respect to, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any third Person to do or seek any of the foregoing. ISC shall immediately notify SDC if any third Person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

         6.8 TAX COVENANT. The Exchanging Stockholder has no present plan or intention to dispose of any of the Merger Shares received in the Merger in a manner that would cause the Merger to violate the continuity of stockholder interest requirement set forth in Treas. Reg. ss. 1.368-1 pursuant to Section 368 of the Code.

         6.9 COOPERATION IN LITIGATION. Each party hereto shall fully cooperate with the other in the defense or prosecution of any litigation or proceeding already instituted or which may be instituted hereafter against or by such party relating to or arising out of the conduct of the business of ISC prior to or after the Closing Date (other than litigation arising out of the transactions contemplated by this Agreement). The party requesting such cooperation shall pay the out-of-pocket expenses (including legal fees and disbursements) of the party providing such cooperation and of its officers, directors, employees and agents reasonably incurred in connection with providing such cooperation, including an appropriate per diem fee for the time of such personnel.

         6.10     STOCK TRANSFER RESTRICTIONS.

         (a)      The Exchanging Stockholder acknowledges as follows:

                  (i) A restrictive legend acknowledging the restrictions on resale of the Merger Shares under the 1933 Act will be placed on the certificates representing the Merger Shares; and

                  (ii) The resale of the Merger Shares shall be subject to the restrictions on transfer set forth in Rule 144 promulgated under the 1933 Act.

         (b) SDC shall, commencing on or after February 15, 1996, use reasonable efforts to prepare and file with the SEC a registration statement on Form S-3 under the 1933 Act registering the Merger Shares for resale to the public. The registration rights provided by the Company with respect to the Merger Shares to be issued to the Exchanging Stockholder are further set forth on Exhibit H.

         6.11 POOLING TREATMENT COVENANT. The Exchanging Stockholder shall not sell, dispose of or otherwise assign or transfer the Merger Shares prior to the publication and release of financial information which includes the combined results of operations of SDC and ISC for a period of thirty (30) days of such combined operations. It is anticipated that publication of such combined results of operations of SDC and ISC will be made on or after February 14, 1996.

                    ARTICLE 7 - CLOSING CONDITIONS PRECEDENT

         The obligation of each of the parties to consummate the transactions to be performed by them in connection with the Closing is subject to the satisfaction of each of the following conditions prior to or at the Closing:

         7.1 REPRESENTATIONS AND WARRANTIES. The respective representations and warranties of each of the parties made hereunder shall be true in all material respects at and as of the Closing Date, with the same force and effect as though made at and as of the Closing Date, except for updates or changes permitted or contemplated by this Agreement.

         7.2 AGREEMENTS. Each of the parties shall have performed and complied in all material respects with all their respective undertakings, covenants and agreements required by this Agreement to be performed or complied with by each of them prior to or at the Closing.

         7.3 PERFORMANCE CERTIFICATES. Each of the parties shall have been furnished with a certificate of a proper officer of SDC and ISC, respectively, both dated as of the Closing Date, each certifying to the effect that each of the conditions contained in Sections 7.1 and 7.2 (as they apply to each respective party) above has been satisfied in all respects.

         7.4 NO INJUNCTION. No injunction, restraining order or decree of any nature of any court or governmental or regulatory authority, or any claim, controversy or allegation of any third party regarding the business or distribution rights of ISC, shall exist against any party or any of their respective Affiliates that restrains, prevents or materially adversely changes the transactions contemplated hereby.

         7.5 NO VIOLATION. The consummation of the transactions contemplated hereunder shall not be in material violation of any applicable agreement, law, statute, rule or regulation for which a waiver has not been obtained and where such violation would make illegal or otherwise impair or prevent the consummation of the Merger or have a material adverse effect on the business, prospects, operations or financial condition of ISC or SDC.

         7.6 CONSENTS. All material consents, modifications to or amendments of agreements, approvals and authorizations of third parties, governmental and regulatory authorities, and all material filings with and notifications of governmental authorities and regulatory agencies or other entities which regulate the business of ISC or the Acquirors, necessary on the part of ISC or Acquirors, to the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, shall have been obtained or effected (and all applicable waiting periods, if any, including any extensions thereof, under any applicable law, statute, regulation or rule, including but not limited to the HSR Act, if applicable, shall have expired or terminated, as applicable). ISC shall have received the written consents, approvals or modifications of any and all third Persons required under the terms of the Contracts to the consummation of the transactions contemplated hereunder. ISC's Agreement with Check Point Software Technologies Ltd. shall be modified in a form reasonably acceptable to SDC. With respect to any personal obligation of the Exchanging Stockholder under such Agreement, including without limitation the Exchanging Stockholder's guarantee obligation set forth in Section 29 of the Agreement, the Exchanging Stockholder shall be released from these obligations, and SDC shall agree to indemnify him for such obligations.

         7.7 OPINIONS OF COUNSEL. ISC shall have received an opinion of Testa, Hurwitz & Thibeault, counsel for the Acquirors, dated as of the Closing Date, addressed to the Exchanging Stockholder, in the form and substance acceptable to ISC and its counsel. SDC shall have received an opinion of Goulston & Storrs, counsel of the Transferors, dated as of the Closing Date, addressed to SDC (regarding due authorization and execution and no conflicts with Articles and By-laws), in form and substance acceptable to SDC and its counsel.

         7.8 TAX-FREE REORGANIZATION. The Merger shall constitute a tax-free reorganization under the provisions of Code Section 368.

         7.9 DUE DILIGENCE. [Intentionally Omitted].

         7.10 STOCKHOLDER APPROVAL. This Agreement and the Merger shall have been duly approved by the stockholders of ISC in accordance with the applicable provisions of the Massachusetts Business Corporations Act and ISC's Articles of Organization and By-laws, each as amended to date.

         7.11 EMPLOYMENT AGREEMENT. Richard Kosinski shall have entered into the Employment and Noncompetition Agreement with SDC in substantially the form set forth in Exhibit E and the same shall be in full force and effect.

         7.12 NO ADVERSE CHANGE. Since December 31, 1994, there shall have been no material adverse change in the assets, business, operations, results of operations, financial condition, or prospects of either of ISC or SDC, except events or changes contemplated by this Agreement, changes consented to by SDC or ISC and changes in the ordinary course of business which are not, either individually or in the aggregate, materially adverse to the business or prospects of ISC or SDC.

         7.13 CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENTS. Each of the employees and consultants of ISC shall have entered into a confidentiality and non-disclosure agreement with ISC or SDC in substantially the form set forth in Exhibit G (collectively the "NON-DISCLOSURE AGREEMENTS" and individually a "NON-DISCLOSURE AGREEMENT"), and the same shall be in full force and effect.

         7.14 RESIGNATIONS. The Acquirors shall have received resignations, effective as of the Closing, of each officer and director of ISC, other than Richard Kosinski and those persons whom SDC and Richard Kosinski shall have specified in writing prior to the Closing.

         7.15 NO PROCEEDINGS. No claim, controversy, action or other proceeding shall be pending or threatened in writing with any court, governmental agency or other entity against any of the parties to this Agreement with respect to the transactions contemplated by this Agreement or which materially adversely affect the assets, property, operations, results of operations, financial condition or prospects of ISC or SDC.

         7.16 OPINION OF COOPERS & LYBRAND. SDC shall have received a letter from Coopers & Lybrand, dated as of this Closing Date, addressed to SDC to the effect that the Merger qualifies as a pooling of interests transaction pursuant to Accounting Principles Board Opinion No. 16, "Accounting for Business Combinations".

         7.17 ISC COMMON STOCK. All shares of the capital stock of ISC owned by the Exchanging Stockholder shall be free and clear of any and all Encumbrances (other than transfer restrictions under applicable securities laws).

         7.18 SECURITIES FILINGS. SDC and the Exchanging Stockholder shall together prepare all securities filings required to be made by the Exchanging Stockholder in connection with the Merger, including without limitation any
Schedule 13D Reports.

         7.19 DISTRIBUTION. Prior to the Merger, ISC shall make a distribution (the "CASH DISTRIBUTION") to the Exchanging Stockholder of $231,000, and shall distribute to the Exchanging Stockholder the Chevy Blazer. At least fifteen (15) days prior to the date the following amounts are required to be remitted to the appropriate government entity, ISC shall make an additional distribution (the "TAX DISTRIBUTION") to the Exchanging Stockholder in an amount equal to the difference between the Exchanging Stockholder's actual federal and state income Tax liability (including the federal and state income tax liability of such stockholder's spouse if a joint tax return is filed for the 1995 calendar year) and the Exchanging Stockholder's federal and state income Tax liability of such stockholder (and such stockholder's spouse if a joint Tax return is filed for the 1995 calendar year) determined without regard to the Exchanging Stockholder's distributive share of items of income, deductions, gain loss or credit from ISC (as reflected on the Form K-1 issued by ISC to the Exchanging Stockholder). Following the distribution and after giving effect to the Cash Distribution and the Tax Distribution, ISC will have working capital of at least $1.00 as of the Closing. SDC guarantees that ISC will have sufficient legally available funds to pay such Tax Distribution, and to the extent such Tax Distribution is not itself treated as a tax-free payment to the Exchanging
Stockholder,  SDC and ISC  shall  jointly  and  severally  hold  the  Exchanging
Stockholder harmless on account thereof, and indemnify the Exchanging Stockholder in an amount sufficient to pay the tax liability, if any, on such Tax Distribution ("grossed up" to include any tax liability payable on such indemnification payment).

         7.20 MISCELLANEOUS CLOSING DELIVERIES. Each of ISC and SDC shall have received each of the following:

         (a) all documents, instruments and other closing deliveries specified in Section 3.2(a) above; and

         (b) such evidence as each party may reasonably request in order to establish: (i) the power and authority of each party to consummate the transactions contemplated by this Agreement; (ii) compliance with the conditions of Closing set forth herein; and (iii) satisfactory completion of all corporate and stockholder proceedings to be taken in connection with the transactions contemplated by this Agreement, together with certified copies of resolutions duly adopted by the stockholders and directors of each party approving the Merger and the execution and delivery of this Agreement and all other corporate action necessary to enable each party to comply with the terms of this Agreement.

         Either party may waive any condition specified in this Article 7 if it executes a writing so stating at or prior to the Closing or agrees to proceed with the Closing.

        ARTICLE 8 - SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

         8.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the parties hereto contained in the Agreement shall survive the Closing (even if the damaged party knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing; provided, however, if the damaged party knew or had reason to know of such a breach prior to the Closing and failed to object thereto in writing prior to the Closing, the damaged party shall not be entitled to indemnification under Article 9 except and only to the extent of the increase in damages beyond the amount known by the damaged party at the Closing) and continue in full force and effect for twelve
(12) months following the Closing Date, as of which time they will expire; provided, however, that the representations and warranties set forth in Section
4.11 regarding the status of ISC as a "Subchapter S" corporation, and income tax and withholding tax Liabilities, shall survive the Closing for a period of three
(3) years. Any claims with respect to the foregoing sentence under Sections 9.1 and 9.2 below must be asserted in writing with reasonable particularity by the party making such claim prior to the end of the twelve month period referenced above in order to perfect any right of indemnity, and the obligations of the indemnifying party under Section 9.1 and 9.2 below with respect to such claims shall continue until such claims have been resolved.

         8.2 SURVIVAL OF COVENANTS AND AGREEMENTS. The respective covenants and agreements of the parties contained in this Agreement shall survive the Closing without limitation as to time. Any claims as to a breach of a covenant or agreement under Sections 9.1 and 9.2 below must be asserted in writing by the party making such claims.

                     ARTICLE 9 - INDEMNIFICATION AND ESCROW

         9.1 INDEMNIFICATION OF SDC. The Exchanging Stockholder shall defend, indemnify and hold harmless SDC and ISC Acquisition, and its successors and assigns (individual an "Acquiror Indemnitee", collectively the "Acquiror Indemnitees") from, against, and in respect of the following:

                  (a) any and all losses,  damages,  deficiencies or liabilities directly caused by or directly resulting from: (i) any breach of the representations and warranties of the Exchanging Stockholder contained in this Agreement; (ii) any failure by any of the Transferors to perform or otherwise fulfill or comply with: (X) if this Agreement shall have been terminated, any covenant, undertaking, agreement or obligation to be performed, fulfilled or complied with by the Exchanging Stockholder or ISC prior to or in connection with the Closing; or (Y) if the Closing shall occur, any undertaking or other agreement or obligation hereunder to be performed, fulfilled or otherwise complied with by the Exchanging Stockholder after the Closing (including but not limited to the undertakings, agreements and obligations to be performed by the Exchanging Stockholder pursuant to Section 6.8);

(iii)  any  unknown  Liabilities  of  ISC  which  constitute  a  breach  of  the representations set forth under Section 4.4(b) (and subject to the qualifications set forth in the last sentence of Section 4.4(b); (iv) any and all legal fees and expenses of ISC related to this Agreement and the transactions contemplated hereby in excess of Thirty Five Thousand Dollars ($35,000.00), plus applicable disbursements (the parties acknowledge that $5,000 has already been paid); (v) any actual losses, liabilities or damages incurred by SDC or the Surviving Corporation by reason of or in connection with any claim for a finder's fee or brokerage or other commission arising by reason of any services alleged to have been rendered to or on behalf of ISC or the Exchanging Stockholder with respect to this Agreement or the transactions contemplated hereby (but excluding any claim for a finder's fee or brokerage commission rendered on behalf of or at the request of SDC); and

                  (b) any and all actions, suits, proceedings, claims, liabilities, demands, assessments, judgments, interest, penalties, costs and expenses, including reasonable attorneys' fees (whether or not incurred by the Acquiror Indemnitees or in connection with investigating, defending, settling or prosecuting any action, suit, proceeding or claim against any of the Acquiror
Indemnitors hereunder), directly attributable (excluding indirect damages such as consequential damages) to any of the items referred to above or such indemnification; but only if the Aquiror Indemnitees are determined by the procedures set forth in Section 9.8 to be entitled to indemnification under the foregoing subsection (a) and only to the extent so determined by the arbitrators or a court of final jurisdiction.

         If any action, suit, proceeding, claim, liability, demand or assessment shall be asserted against any Acquiror Indemnitee in respect of which such Acquiror Indemnitee proposes to demand indemnification, such Acquiror Indemnitee shall notify the Exchanging Stockholder thereof promptly after assertion thereof, and such notice shall include copies of all suit, service and claim documents, all other relevant documents in the possession of the Acquiror
Indemnitee, and an explanation of the Acquiror Indemnitee's contentions and defenses with as much specificity and particularity as the circumstances permit. The failure of the Acquiror Indemnitee to give such notice shall not relieve the Exchanging Stockholder of the obligations under this Section 9.1, if the Acquiror Indemnitee shall have demonstrated that: (i) it acted in good faith and without unreasonable delay; and (ii) the Exchanging Stockholder shall not have been prejudiced thereby. Subject to rights of or duties to any insurer or other third Person having liability therefor, the Exchanging Stockholder shall have the right within fifteen (15) days after receipt of such notice to assume the control of the defense, compromise or settlement of any such action, suit, proceeding, claim, liability, demand, or assessment, including, at its own expense, employment of counsel.

         If the Exchanging Stockholder shall have exercised the right to assume such control, the Acquiror Indemnitee: (i) may, in its sole discretion and expense, employ counsel to represent it (in addition to counsel employed by the Exchanging Stockholder) in any such matter, and in such event counsel selected by the Exchanging Stockholder shall be required to cooperate with such counsel of the Acquiror Indemnitee in such defense, compromise or settlement for the purpose of informing and sharing information with such Acquiror Indemnitee; and
(ii) shall, at its own expense, make available to the Exchanging Stockholder those employees of the Acquiror Indemnitees whose assistance, testimony or presence is reasonably deemed by the Exchanging Stockholder necessary or beneficial to assist the Exchanging Stockholder in evaluating and in defending any such action, suit, proceeding, claim, liability, demand or assessment. Any such access shall be conducted in such a manner as not to interfere unreasonably with the operations of the businesses of the Acquiror Indemnitees.

         Nothing herein shall be deemed to constitute a waiver of the Exchanging Stockholder's right to dispute any claims of third Persons, provided the Exchanging Stockholder, in connection with the resolution of such claim, procures a complete and unconditional release of Acquiror Indemnitees from all claims of and liabilities to such third Persons. The Exchanging Stockholder shall have the right to settle or compromise any claim without the consent of the Acquiror Indemnitees provided the terms thereof provide for the unconditional release of the Acquiror Indemnitees and provided further that the Exchanging Stockholder agrees to refrain from settling any claims without the consent of SDC where SDC shall have reasonably demonstrated that the circumstances surrounding the settlement of any such claims could result in an adverse impact upon the business, operations, assets or financial position of SDC. No Acquiror Indemnitee shall undertake the determination of any Liability that is subject to any claim for indemnification hereunder until the Exchanging Stockholder is first given the opportunity to settle, compromise or contest such Liability as provided herein.

         9.2  INDEMNIFICATION OF EXCHANGING  STOCKHOLDER.  SDC agrees to defend,
indemnify  and  hold  harmless  the  Exchanging   Stockholder  (the  "TRANSFEROR
INDEMNITEE") from, against and in respect of:

                  (a) any and all losses, damages, deficiencies or liabilities caused by, resulting or arising from or otherwise relating to: (i) any breach of the representations and warranties of the Acquirors contained in this Agreement;
(ii) any failure by the Acquirors to perform or otherwise fulfill or comply with: (X) if this Agreement shall have been terminated, Sections 6.4 or 6.6 or any other covenant, undertaking, agreement or obligation to be performed, fulfilled, or complied with by the Acquirors prior to or in connection with the Closing; or (Y) if the Closing shall occur, any undertaking or other agreement or obligation hereunder to be performed, fulfilled or otherwise complied with by SDC after the Closing; (iii) any undisclosed liabilities of SDC which have a material adverse effect on SDC's business or results of operation and which arise out of or relate to the conduct or operation of SDC's business prior to the Closing; and (iv) any actual losses, liabilities or damages incurred by the Exchanging Stockholder by reason of or in connection with any claim for a finder's fee or brokerage or other commission arising by reason of any services alleged to have been rendered to SDC with respect to this Agreement or the transactions contemplated hereby (but excluding any claim for a finder's fee or brokerage commission rendered on behalf of ISC or the Exchanging Stockholder); and

         (b) any and all actions, suits, proceedings, claims, liabilities, demands, assessments, judgments, interest, penalties, costs and expenses, including reasonable attorneys' fees (whether or not incurred by the Transferor Indemnitee in connection with investigating, defending, settling or prosecuting any action, suit, proceeding or claim against SDC hereunder), incident to any of the items referred to above or such indemnification; but only if the Transferor Indemnitee is determined by the procedures set forth in Section 9.8 to be entitled to indemnification under the foregoing subsection (a) and only to the extent so determined by the arbitrators or a court of final jurisdiction, provided, however, that if any action, suit, proceeding, claim, liability, demand or assessment shall be asserted against any Transferor Indemnitee in respect of which such Transferor Indemnitee proposes to demand indemnification, such Transferor Indemnitee shall notify SDC thereof within a reasonable period of time after assertion thereof, and such notice shall include copies of all suit, service and claim documents, all other relevant documents in the possession of the Transferor Indemnitee and an explanation of the Transferor Indemnitee's contentions and defenses with as much specificity and particularity as the circumstances permit, provided that the failure of the Transferor Indemnitee to give such notice shall not relieve SDC of its obligations under this Section 9.2 if the Transferor Indemnitee shall have demonstrated that: (i) it acted in good faith and without unreasonable delay; and (ii) SDC shall not have been prejudiced thereby. Subject to rights of or duties to any insurer or other third Person having liability therefor, SDC shall have the right within fifteen (15) days after receipt of such notice to assume the control of the defense, compromise or settlement of any such action, suit, proceeding, claim, liability, demand, or assessment, including, at its own expense, employment of counsel. If SDC shall have exercised its right to assume such control, the Transferor
Indemnitee: (i) may, in his sole discretion and expense, employ one counsel to represent him (in addition to counsel employed by SDC) in any such matter, and in such event counsel selected by SDC shall be required to cooperate with such counsel of the Transferor Indemnitee in such defense, compromise or settlement for the purpose of informing and sharing information with such Transferor Indemnitee. Nothing herein shall be deemed to constitute a waiver of the
Acquirors right to dispute any claims of third Persons provided Acquirors procure a complete and unconditional release of the Exchanging Stockholder from all claims of and liabilities to such third Persons. No Transferor Indemnitee shall undertake the determination of any Liability that is subject to any claim for indemnification hereunder until the Acquirors are first given the opportunity to settle, compromise or contest such Liability as provided herein.

         9.3 REMEDIES. Except as otherwise provided in Section 3.3, the indemnification provisions of this Article 9 are the sole and exclusive remedy of any party for a breach of any representation, warranty or covenant, except to the extent that indemnification is otherwise provided in Section 7.19 relating to the Tax Distribution. Notwithstanding the preceding sentence, each of the parties acknowledges and agrees that the other parties hereto would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties hereto agrees the other parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any competent court having jurisdiction over the parties, in addition to any other remedy to which they may be entitled, at law.

         9.4 SURVIVAL.  Notwithstanding  anything  herein to the contrary,  this
Article 9 shall survive termination of this Agreement.

         9.5 HOLDBACK. At the Effective Time, the Transferors shall be deemed to have directed SDC to withhold from issuance to the Exchanging Stockholder a number of Merger Shares equal to ten percent (10%) of the Merger Shares otherwise deliverable to the Exchanging Stockholder.

         The Merger Shares withheld are herein referred to as the "HOLDBACK SHARES." The Holdback Shares shall be issuable to the Exchanging Stockholder but held in reserve by SDC subject to the terms and conditions hereinafter set forth. The liability of the Exchanging Stockholder under the indemnification provisions of this Article 9 shall be recovered only from the following: first from the Holdback Shares, and second from the Merger Shares held by the Exchanging Stockholder or proceeds of those shares if the Merger Shares have been previously sold or transferred by the Exchanging Stockholder, subject to the limitations prescribed by Section 9.10 hereof, and in no event shall any claim be made against any other assets of the Exchanging Stockholder.

         9.6 HOLDBACK TERMINATION. On the Closing Date, the Holdback Shares shall be held in escrow by SDC. The Holdback Shares shall be distributed to the Exchanging Stockholder as follows:

                  (a) On the date which is the earlier of (i) one year after the Closing Date or (ii) forty-five days after the release of SDC's audited year-end financial statements for the fiscal year ended March 31, 1996, the Holdback Shares shall be distributed to the Exchanging Shareholder, except that portion of the Holdback Shares having a value as of such date most nearly equal to the amounts of all indemnifiable damages and expenses actually incurred by the Acquiror Indemnitees and expenses related thereto as to which a Claim Notice shall have been previously and duly delivered to the Transferors, shall be withheld in escrow. The value of such claims shall be based upon a written certification of the Chief Executive Officer of SDC as to the amount of indemnifiable damages and expenses actually incurred, together with supporting documentation. The balance of the Holdback Shares not so withheld shall be distributed to the Exchanging Stockholder.

                  (b) The Holdback Shares not so distributed to the Exchanging Stockholder pursuant to subsection 9.6(a) shall be retained by SDC in escrow until such pending claims are resolved; provided, however, that upon the disposition of any such claim prior to the disposition of all such claims, SDC shall distribute to the Exchanging Stockholder that amount of the Holdback Shares having a value as of such date in excess of 100% of the aggregate amounts of the remaining damages and expenses actually incurred as determined above.

         9.7 ASSERTION OF CLAIMS AGAINST HOLDBACK. Subject to the minimum claims requirements set forth below, if any Acquiror Indemnitee shall have any claim of indemnification pursuant to Article 9 hereof, it shall promptly give written notice thereof to the Exchanging Stockholder, including in such notice a brief description of the facts upon which such claim or adjustment is based and the amount thereof (the "Claim Notice").

         9.8 RESOLUTION OF CONFLICTS; ARBITRATION.

         The following provisions shall apply with respect to the assertion of claims and the indemnification provisions of this Article 9 of the Exchanging Stockholder against SDC or SDC against the Exchanging Stockholder.

                  (a) SDC shall continue to hold in reserve the Holdback Shares until the rights of the Exchanging Stockholder and SDC with respect thereto have been agreed upon between the Exchanging Stockholder and SDC or until such matters are settled by arbitration.

                  (b) The Exchanging Stockholder and SDC shall attempt promptly and in good faith to agree upon the rights of the parties with respect to each of such claims. If the Exchanging Stockholder and SDC should so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties and the Holdback Shares shall be distributed or forfeited in accordance with the terms thereof.

                  (c) If no such  agreement  can be  reached  after  good  faith negotiation, either SDC or the Exchanging Stockholder may demand arbitration of the matter unless the amount of the damage or loss is at issue in pending litigation with a third party, in which event arbitration shall not be commenced until such amount is ascertained or both parties agree to arbitration; and in any such event the matter shall be settled by arbitration conducted by a single arbitrator mutually agreeable to the Exchanging Stockholder and SDC, or if a single arbitrator cannot be agreed to by the parties within thirty (30) days, then by three arbitrators. In the event of three arbitrators, SDC and the Exchanging Stockholder shall each select one arbitrator, and the two arbitrators so selected shall select a third arbitrator. The decision of the arbitrators so selected as to the validity and amount of any claim in such Claim Notice shall be binding and conclusive upon the parties to this Agreement, and the parties shall act in accordance with such decision and make distributions of the Holdback Shares in accordance therewith. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction. Any such arbitration shall be held in Norfolk County, Massachusetts and shall be conducted under the rules then in effect of the American Arbitration Association, and shall be based on the provisions and limitations of this
Article 9.

         9.9 BENEFICIAL INTEREST. Subject to the rights of SDC hereunder, all beneficial interest in the Holdback Shares shall be the property of the Exchanging Stockholder from and after the Closing Date and SDC shall have no interest therein. Any cash or stock dividends or other distributions with respect to the Holdback Shares shall be deemed to be added to the Holdback Shares and all such distributions shall accrue to the benefit of the Exchanging Stockholder in proportion to the amounts of the Holdback Shares distributed to the Exchanging Stockholder. The Exchanging Stockholder shall have voting rights with respect to Holdback Shares until such time, if any, as the Holdback Shares are forfeited to SDC.

         9.10 LIMITATION ON LIABILITY. (a) Notwithstanding any provision to the contrary in this Article 9, no claim, either individually or in the aggregate, for indemnification hereunder, shall be valid and assertable unless such claims in the aggregate are equal to or greater than Twenty-Five Thousand Dollars ($25,000) (the "BASKET DEDUCTIBLE"), in which case, subject to the limitations set forth in Section 9.10(b), the indemnifying party shall be liable for those amounts which exceed the Basket Deductible provided, however, that the Basket Deductible shall not apply with respect to claims made pursuant to clauses (iv) and (v) of subsection 9.1(a) above.

         (b) In no  event  shall  the  aggregate  liability  of  the  Exchanging
Stockholder for indemnification hereunder or otherwise arising out of or relating to this Agreement exceed Seven Hundred Fifty Thousand ($750,000); provided, however, that the Exchanging Stockholder's maximum liability for indemnification for claims brought by SDC pursuant to Section 9.1(a)(iii) shall be limited to a maximum of Three Hundred Seventy Five Thousand Dollars ($375,000). In no event shall the aggregate liability of SDC and ISC Acquisition for indemnification hereunder or otherwise arising out of or relating to this Agreement exceed Seven Hundred Fifty Thousand Dollars ($750,000). The aggregate liability of SDC and ISC Acquisition shall be reduced, dollar for dollar, by the amount of any proceeds received by the Exchanging Stockholder on the subsequent sale of Merger Shares. The foregoing shall not limit any indemnification to which the Exchanging Stockholder would be entitled as an officer or director of SDC or ISC, unless any proceeding directly involves a matter for which indemnification is being specifically sought by SDC against the Exchanging Stockholder pursuant to the terms of this Article IX and in such event only to the extent that SDC is entitled to indemnification under Article IX (except that expenses will not be advanced to the Exchanging Stockholder in any matter for which SDC is seeking indemnification until a final determination that the Exchanging Stockholder is not obligated to indemnify SDC hereunder.

         (c) Subject to the second paragraph of Section 9.5, claims of Acquiror Indemnitees hereunder shall be satisfied only by the return of Merger Shares or forfeiture of Holdback Shares. Acquiror Indemnitees shall have the right to recover the proceeds of any such Merger Shares that are sold by Exchanging Stockholder. The limitation set forth in this subsection (c) shall not apply in the event that the Exchanging Stockholder's or SDC's liability for indemnification, as the case may be, is based upon intentional misrepresentations or other fraudulent conduct.

         (d) The parties agree that, prior to submitting any claim for indemnification under this Article 9, they shall use reasonable efforts to determine the amount, if any, by which their losses would be offset by SDC's recovery of insurance proceeds and reduction of tax liabilities and to provide the Indemnitor notice of and a description of such determination. All Claims Notices shall provide for appropriate adjustments as a result of such reductions.

         (e) No claim for indemnification can be made by any party against the other party hereunder if the claim is asserted after twelve (12) months from the date of the Effective Time. Notwithstanding anything contained in this Agreement to the contrary, claims under Section 7.19, or for a violation of

Exhibit H or other provisions which by their terms continue beyond such twelve month period, shall survive such twelve-month period. Notwithstanding anything in this Agreement to the contrary, the representations and warranties set forth in Section 4.11 of this Agreement with respect to the tax treatment and status of ISC as a "Subchapter S" corporation and income tax and withholding tax Liabilities shall survive the Effective Time for a period of three (3) years (subject to the limitations on liability and related indemnification obligation of the Exchanging Stockholder set forth in 9.10(b)).

                           ARTICLE 10 - MISCELLANEOUS

         10.1 FURTHER ASSURANCES. From time to time at or after the Closing, each of the parties agrees to take, or cause to be taken, such further actions, to execute, deliver and file, or cause to be executed, delivered and filed, such further documents and instruments, and to obtain consents, as may be necessary or reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

         10.2 EXPENSES. Each of the parties hereto shall bear its respective legal, investment banking, accounting, audit, and other costs and expenses associated with this Agreement and the consummation of the transactions contemplated hereby; provided, however, that such costs and expenses of ISC shall not exceed Thirty Five Thousand Dollars ($35,000) plus incidental disbursements, if the Closing shall occur, and the Exchanging Stockholder shall, as provided in Section 9.1, indemnify the Acquiror Indemnitees for any such costs and expenses of ISC in excess of such amounts and any of the following expenses not approved in advance by SDC. The parties agree that the obligation to pay fees of American Systems & Technology, Inc. and Wagner Resources as disclosed, shall not be counted against the foregoing cap on expenses. All of ISC's legal, investment banking, accounting, and other professional fees and expenses unrelated to this Agreement and the transactions contemplated hereby must be approved in advance by SDC.

         10.3 APPLICABLE LAW. Except as otherwise expressly provided herein, this Agreement shall be governed by, and construed in accordance with, the law of the Commonwealth of Massachusetts without reference to any choice or conflict of law principle, provision or rule, including all matters of construction, venue, validity and performance.

         10.4 NOTICES. All notices, requests, permissions, waivers, and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon personal delivery or receipt of a telecopy transmission,
(ii) two (2) days after being sent by first class United States mail, postage prepaid, or (iii) one (1) day after being transmitted by a nationally recognized overnight courier service or by electronic facsimile transmission, properly addressed and postage prepaid to the intended recipient. A copy shall be forwarded to the legal representatives of each of the Exchanging Stockholder and SDC.

         10.5 ENTIRE AGREEMENT. This Agreement (including the Exhibits and Schedules attached hereto and the documents referred to herein, all of which are a part hereof) constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein, supersedes and cancels all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter (including, without limitation, the letter of intent dated August 28, 1995, which is hereby terminated). There are no restrictions, promises, representations, warranties, agreements or undertakings of any party hereto with respect to the transactions under this Agreement other than those set forth herein or made hereunder.

         10.6 AMENDMENTS. This Agreement may be amended only by a written instrument executed by the parties or their respective successors or assigns.

         10.7 COUNTERPARTS. This Agreement may be executed in one or more counterparts and each counterpart shall be deemed to be an original.

         10.8 PARTIES IN INTEREST; ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any Person not a party to this Agreement any rights or remedies under or by reason of this Agreement. No party to this Agreement may assign or delegate all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of the other parties to this Agreement.

         10.9 SEVERABILITY; ENFORCEMENT. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, each party agrees that a court of competent jurisdiction may enforce such restriction to the maximum extent permitted by law, and each party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction.

         10.10 WAIVER. Any of the conditions to Closing set forth in this Agreement may be waived at any time prior to or at the Closing hereunder by the party entitled to the benefit thereof. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance.

         10.11 INCORPORATION OF EXHIBITS AND SCHEDULES. All of the Exhibits and Schedules identified in this Agreement are incorporated by reference into this Agreement and made a part hereof.

         10.12 CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event of any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if grafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any of the provisions of this Agreement.

                       [Signature Page on Following Page]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


THE SOFTWARE DEVELOPER'S            INTERNET SECURITY CORPORATION
COMPANY, INC.

BY:   /S/ BARRY N. BYCOFF           BY:   /S/ RICHARD KOSINSKI
   BARRY N. BYCOFF, PRESIDENT          RICHARD KOSINSKI, PRESIDENT



ISC ACQUISITION CORP.               EXCHANGING STOCKHOLDER:

BY:   /S/ BARRY N. BYCOFF              /S/ RICHARD KOSINSKI
   BARRY N. BYCOFF, PRESIDENT       RICHARD KOSINSKI, PERSONALLY

                                    EXHIBIT A

                                   ISC SHARES

Name                                                         Shares
Richard Kosinski                                             2,500

                                  EXHIBIT B

                         FORM OF ARTICLES OF MERGER (MA)

         To be executed in a form satisfactory to all parties prior to the Effective Time.

                                    EXHIBIT C

                            ISC FINANCIAL STATEMENTS



         The following financial statements are attached to this Exhibit C.

      1. Unaudited balance sheet, statements of income, changes in stockholders' equity and cash flows for the periods ended December 31, 1994.

      2. Unaudited balance sheet, statement of income, changes in stockholders' equity and cash flow for the period ended June 30, 1995.

      3. Unaudited balance sheet, statement of income, changes in stockholders' equity and cash flow for the month ended September 30, 1995.

                                    EXHIBIT D

               FORM OF LEGAL OPINION OF TESTA, HURWITZ & THIBEAULT

(Intentionally Omitted)

                                    EXHIBIT E

                      FORM OF KOSINSKI EMPLOYMENT AGREEMENT

                                    EXHIBIT F

                   FORM OF LEGAL OPINION OF GOULSTON & STORRS

(Intentionally Omitted)

                                    EXHIBIT G

                        FORM OF NON-DISCLOSURE AGREEMENT

         The employees will execute a form of Non-Disclosure Agreement in a form mutually agreeable to the parties hereto.

                                    EXHIBIT H

                               REGISTRATION RIGHTS


         REGISTRATION RIGHTS. SDC hereby grants the following registration rights with respect to the SDC Common Stock issued to the Exchanging Stockholder as the Merger Shares. Such Merger Shares, for purposes of this Exhibit H, shall be referred to as the "Registrable Shares."

         1.1. "PIGGY-BACK" REGISTRATIONS: If at any time SDC shall determine to register in a public offering for its own account under the 1933 Act any of its Common Stock, it shall send to the Exchanging Stockholder written notice of such determination and, if within 15 days after receipt of such notice, the Exchanging Stockholder shall so request in writing, SDC shall use its best efforts to include in such registration statement all or any part of the Registrable Shares the Exchanging Stockholder requests to be registered. This right shall not apply to a registration of shares of SDC Common Stock on Form S-8 or Form S-4 (or their then equivalents) relating to shares of SDC Common Stock to be issued by SDC in connection with any acquisition of any entity or business, or shares of SDC Common Stock issuable in connection with any stock option or other employee benefit plan.

         If, in connection with any offering involving an underwriting of SDC Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such SDC Common Stock which may be included in any such registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution of the SDC Common Stock and to maintain a stable market for the securities of the Company, then the Company shall be obligated to include in such registration statement only such limited portion (which may be none) of the stock with respect to which the Exchanging Stockholder has requested inclusion hereunder.

         1.2. OTHER REGISTRATION RIGHTS. After February 15, 1996, SDC will, upon the written request of the Exchanging Stockholder, use its best efforts to promptly effect qualification and registration of the Registrable Shares under the Securities Act on Form S-3 (or any other form for which it is then eligible) as a "shelf" registration, or with the consent of the Exchanging Stockholder, pursuant to an underwriter's offering. SDC shall not be required to effect a registration pursuant to this Section 1.2 unless the market value of the securities to be sold in any such registration shall be estimated to be at least $250,000 at the time of filing of such registration statement. The rights to demand registration set forth in this Section 1.2 shall expire two years from the date of this Agreement. Subject to extension as provided in the next to last sentence of this Section 1.2, SDC agrees to keep effective and current any registration statement filed under this Section 1.2 for a period required by the Exchanging Stockholder to complete the distribution of the securities, but in any event not less than 360 days following the effective date of the registration statement, subject to SDC's right to delay or abandon such registration pursuant to Section 1.5 below. If, because of the exercise of its rights under Section 1.5, SDC is unable to keep effective such registration statement for the twelve-month period following the exercise of such demand registration rights, and the Exchanging Stockholder has not yet disposed of his Registrable Shares, the Company will use its best efforts to provide the Exchanging Stockholder with additional registrations on Form S-3 (or other form) so as to provide the Exchanging Stockholder with an opportunity for registration of the Merger Shares on Form S-3 (or other form) for a minimum period of twelve
(12) months of effective registration during the two-year period following the consummation of the Merger. Without derogating from the foregoing obligations, if such minimum twelve-month period is not provided during the two-year period following the consummation of the Merger, then the obligations set forth in this
Section 1.2 shall continue beyond such two-year period in order to provide a minimum of twelve-months in the aggregate during which the Exchanging Stockholder may sell Registrable Shares. SDC shall use reasonable efforts to coordinate sales of the Merger Shares with SDC's market makers.

         1.3. EXPENSES. In the case of a registration under Section 1.1 and 1.2, the Company shall bear all costs and expenses of each such registration, including, but not limited to, printing, legal and accounting expenses, SEC and NASD filing fees and all related "Blue Sky" fees and expenses; provided, however, that the Company shall have no obligation to pay or otherwise bear any portion of the underwriters' commissions or discounts attributable to the securities being offered and sold by the Exchanging Stockholder, or the fees and expenses of any counsel or other advisor for the Exchanging Stockholder in connection with the registration of the securities.

         1.4. EXPIRATION OF REGISTRATION RIGHTS. The obligations of the Company under this Exhibit H to register the Registrable Shares shall expire and terminate at such time as the Exchanging Stockholder shall be entitled or eligible to sell such securities without restriction and without a need for the filing of a registration statement under the Securities Act, including without limitation, for any resales of restricted securities made pursuant to Rule 144 as promulgated by the Securities and Exchange Commission.

         1.5. DELAY OF REGISTRATION. For a period not to exceed 90 days, SDC shall not be obligated to prepare and file, or be prevented from delaying or abandoning, a registration statement at any time when SDC, in its good faith judgment by its Board of Directors, upon the advice of counsel, reasonably believes:

         (a) that the filing thereof at the time requested, or the offering of securities pursuant thereto, would materially and adversely affect (a) a pending or scheduled public offering or private placement of SDC's securities, (b) a pending or proposed acquisition, merger, consolidation or similar transaction by or of SDC, (c) pre-existing and continuing negotiations, discussions or pending proposals with respect to any of the foregoing transactions, or (d) the financial condition of SDC, in view of the disclosure of any pending or threatened litigation, claim, assessment or governmental investigation which may be required thereby; and

         (b) that the failure to disclose any material information with respect to the foregoing would cause a violation of the 1933 Act or the 1934 Act and result in potential liability to SDC, and such disclosure could be delayed if no sales were then being made under a currently effective registration statement.

         In lieu of abandoning a currently effective registration statement, SDC may notify the Exchanging Stockholder that it must suspend selling under such registration statement for a period of up to 90 days for the foregoing reasons, which suspension shall be treated as an abandonment for the purposes of this
Section 1.5.

         1.6. EFFECTIVENESS. From time to time, the Company will amend or supplement such registration statement and the prospectus contained therein to the extent necessary to comply with the 1933 Act and any applicable state securities statute or regulation. The Company will also provide the holder of Registrable Shares with as many copies of the prospectus contained in any such registration statement as it may reasonably request.

         1.7. INDEMNIFICATION OF HOLDER OF REGISTRABLE SHARES. In the event that the Company registers any of the Registrable Shares under the 1933 Act, the Company will indemnify and hold harmless each holder so registered (including any broker or dealer through whom such shares may be sold) and each Person, if any, who controls such holder or any such underwriter within the meaning of Section 15 of the 1933 Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the 1933 Act, applicable state securities laws or under any other statute or at common law or otherwise, as incurred, and, except as hereinafter provided, will reimburse each such holder and each such controlling Person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such securities were registered under the 1933 Act, in any preliminary or amended preliminary prospectus or in the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the 1933 Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration.

         Notwithstanding the foregoing, the Company shall have no obligation to indemnify any holder or controlling person if: (i) such untrue statement or omission was made in such registration statement, preliminary or amended preliminary prospectus or final prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares (in the case of indemnification of such holder) or such controlling Person (in the case of indemnification of such controlling Person) expressly for use therein, or (ii) in the case of a sale directly by such holder of Registrable Shares (including a sale of such Registrable Shares through any underwriter retained by such holder of Registrable Shares to engage in a distribution solely on behalf of such holder of Registrable Shares), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus copies of which were delivered to such holder of Registrable Shares or such underwriter on a timely basis, and such holder of Registrable Shares failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Shares to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the 1933 Act.

         1.8. INDEMNIFICATION OF COMPANY. In the event that the Company registers any of the Registrable Shares under the Securities Act, each holder of the Registrable Shares so registered will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed or otherwise participated in the preparation of the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such of the shares may be sold) and each Person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, applicable state securities laws or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling Person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or in the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only to the extent that any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable shares expressly for use therein. The Exchanging Stockholder's obligations hereunder shall be limited to an amount equal to the proceeds received by such holder of Registrable Shares sold in any such registration.

         1.9.     INDEMNIFICATION PROCEDURES AND CONTRIBUTION.

                  (A) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any person entitled to indemnification under above (an "INDEMNIFIED PARTY") in respect of which indemnity may be sought from any party who has agreed to provide such indemnification (an "INDEMNIFYING PARTY"), the Indemnifying Party shall assume the defense thereof, including the employment of counsel selected by the Indemnifying Party, and shall assume the payment of all expenses. Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party. The Indemnifying Party shall not be liable or any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

                  (B) CONTRIBUTION. In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which the Company or any holder of Registrable Shares exercising its rights under this Exhibit H, makes a claim for indemnification pursuant to Section 1.7 or 1.8, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that Section 1.7 or 1.8 provides for indemnification, in such case, then, the Company and such holder of Registrable Shares will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder of Registrable Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations or, if the allocation provided herein is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and any holder of Registrable Shares from the offering of the Securities covered by such registration statement. The relative fault of the Company on the one hand and of the holder of Registrable Shares on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the holder of Registrable Shares on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case,
(A) no such holder of Registrable Shares will be required to contribute any amount in excess of the proceeds received by such holder of Registrable Shares offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         1.10. EXCHANGE ACT REGISTRATION. The Company shall timely file with the Commission such information as the Commission may require under Section 13 or 15(d) of the Exchange Act; and in such event, the Company shall use its best efforts to take all action pursuant to Rule 144(c) as may be required as a condition to the availability of Rule 144 under the 1933 Act (or any successor exemptive rule hereinafter in effect) with respect to such Common Stock. The Company shall furnish to any holder of Registrable Shares forthwith upon request
(i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144(c), (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Commission, and (iii) such other publicly-filed reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a holder to sell any such Registrable Securities without registration.

         1.11. FURTHER OBLIGATIONS OF THE COMPANY. Whenever under the preceding Sections of this Exhibit H, the Company is required hereunder to register Registrable Shares, it agrees that it shall also do the following:

                  (A) Furnish to each selling holder such copies of each preliminary and final prospectus and such other documents as said holder may reasonably request to facilitate the public offering of its Registrable Shares;

                  (B) Use its best efforts to register or qualify the Registrable Shares covered by said registration statement under the applicable securities or "blue sky" laws of such jurisdictions as any selling holder may reasonably request; provided, however, that the Company shall not be obligated to qualify to do business in any jurisdictions where it is not then so qualified or to take any action which would subject it to local taxation or the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject or to conform the composition of its assets at the time to the securities or "Blue Sky" laws of any jurisdiction;

                  (D) Furnish to each selling holder of Registrable Shares a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering of securities; and

                  (E) Use its best efforts to insure the obtaining of all necessary approvals from the National Association of Securities Dealers, Inc (the "NASD").

                  Whenever under the preceding Sections of this Exhibit H the holders of Registrable Shares are registering such shares pursuant to any registration statement, each such holder agrees to timely provide to the Company, at its request, such written information and materials as it may reasonably request in order to effect the registration of such Registrable Shares.

         1.12 TRANSFERABILITY OF REGISTRATION RIGHTS. Notwithstanding everything to the contrary in this Agreement, the Exchanging Stockholder may assign his rights under this Exhibit H to not more than two transferees of Registrable Shares, holding in the aggregate not more than 10% of the Merger Shares.

                          INTERNET SECURITY CORPORATION

                             DISCLOSURE SCHEDULES TO
                          AGREEMENT AND PLAN OF MERGER
                                October 17, 1995